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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     June 9, 2000
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                           ON Technology Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                      0-26376                    04-3162846
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)


   880 Winter Street       Waltham, MA                                02451
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (781) 487-3300
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         (Former name or former address, if changed since last report.)


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                            ON TECHNOLOGY CORPORATION

Item 5.  Other events

         Attached hereto is a copy of the Registrant's press release concerning the Registrant's May 26, 2000 Special Meeting of Stockholders and Registrant's relationship with Meeting Maker, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ON Technology Corporation





                                      By:      /s/ Stephen J. Wietrecki
                                               -------------------------------
                                               Stephen J. Wietrecki
                                               Chief Financial Officer

Dated: June 9, 2000




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                                  Exhibit Index
Exhibit No. 99.1
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Copy of the Registrant's press release concerning the Registrant's May 26, 2000
Special Meeting of Stockholders and Registrant's relationship with Meeting Maker, Inc.